Capital assets	12 Months Ended
Dec. 31, 2022
Capital assets
Capital assets

6. Capital assets

The following table reconciles the change in Vermilion’s capital assets:

	2022	2021
Balance at January 1	4,824,195	3,107,104
Acquisitions	572,535	180,806
Additions	528,056	339,390
Increase in right-of-use assets	13,871	551
Transfers from exploration and evaluation assets	1,223	11,495
Impairment reversal	192,094	1,302,619
Depletion and depreciation	(546,381)	(538,704)
Changes in asset retirement obligations	65,462	528,714
Foreign exchange	40,467	(107,780)
Balance at December 31	5,691,522	4,824,195

Cost	12,058,520	10,849,047
Accumulated depletion, depreciation, and impairment	(6,366,998)	(6,024,852)
Carrying amount at December 31, 2022	5,691,522	4,824,195

In the first quarter of 2022, indicators of impairment reversal were present in our Canada - Saskatchewan and France - Neocomian cash generating units ("CGUs") due to an increase and stabilization in forecast oil prices. As a result of the indicators of impairment reversal, the Company performed impairment reversal calculations on the identified CGUs and the recoverable amounts were determined using fair value less costs to sell, which considered future after-tax cash flows from proved plus probable reserves and an after-tax discount rate of 12.0%. Based on the results of the impairment reversal calculations completed, recoverable amounts were determined to be greater than the carrying values of the CGUs tested and $144.4 million (net of $47.7 million deferred income tax expense) of impairment reversal was recorded. Inputs used in the measurement of capital assets are not based on observable market data and fall within level 3 of the fair value hierarchy.

The following benchmark price forecasts were used to calculate the recoverable amounts:

	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031 (2)
Brent Crude ($ US/bbl) (1)	100.50	89.50	79.64	81.23	82.86	84.51	86.21	87.94	89.69	91.48
WTI Crude ($ US/bbl) (1)	95.00	85.00	75.64	77.15	78.70	80.27	81.88	83.52	85.19	86.89
Exchange rate (CAD/USD)	0.80	0.80	0.80	0.80	0.80	0.80	0.80	0.80	0.80	0.80

(1) The forecast benchmark prices listed are adjusted for quality differentials, heat content, transportation and marketing costs and other factors specific to the Company’s operations when determining recoverable amounts.

(2) In 2032 and beyond, commodity price forecasts are inflated at a rate of 2.0% per annum. In 2032 and beyond there is no escalation of exchange rates.

The following are the results of tests completed, recoverable amounts, and sensitivity impacts which would decrease impairment reversals taken:

Operating Segment	CGU	Impairment Reversal (1)	Recoverable Amount	1% increase in discount rate	5% decrease in pricing
Canada	Saskatchewan	159,985	2,150,936	—	—
France	Neocomian	32,109	166,818	—	—
Total		192,094	2,317,754	—	—

(1) Impairment reversals are subject to the lower of the recoverable amount and the carrying value, which includes depletion and depreciation of the CGU had no impairment charges been previously taken.

Right-of-use assets

The following table discloses the carrying balance and depreciation charge relating to right-of-use assets by class of underlying asset as at and for the year ended December 31, 2022:

	As at Dec 31, 2022		As at Dec 31, 2021
($M)	Depreciation	Balance	Depreciation	Balance
Office space	8,328	31,199	8,921	38,216
Gas processing facilities	7,691	13,415	7,691	20,504
Oil storage facilities	2,429	8,970	2,644	11,480
Vehicles and equipment	4,716	13,944	3,629	6,038
Total	23,164	67,528	22,885	76,238